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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 Amendment No. 2

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 12, 2005

                            COHESANT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charger)

                                     1-13484
                            (Commission File Number)

      Delaware                                             34-1775913
      --------                               -----------------------------------
(State of Incorporation)                     I.R.S. Employer Identification No.)

                         5845 W. 82nd Street, Suite 102
                           Indianapolis, Indiana 46278
                    (Address of principal executive offices)

                                 (317) 871-7611
                         (Registrant's telephone number)

                                EXPLANATORY NOTE

Registrant filed a Current Report on Form 8-K/A on October 28, 2005, to amend its August 12, 2005 Current Report on Form 8-K to include the items required by item 9.01 (a) and (b) of Form 8-K. This Current Report on Form 8-K/A is being filed to include some revisions of the reported numbers, as well as some corrections of typographical errors that appeared in that report. This amendment number 2 supersedes and replaces the filing made on October 28, 2005.

ITEM 2.01: COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On August 12, 2005, Cohesant Technologies Inc., filed a Current Report on Form 8-K announcing that it, through Cohesant Infrastructure Protection and Renewal of Canada Ltd., 0728487 BC Ltd., and Cohesant Infrastructure Protection and Renewal LLC, wholly-owned subsidiaries of Cohesant (collectively referred to as "Cohesant"), acquired substantially all of the assets of 4279 Investments Ltd., and its subsidiaries, CuraFlo Technologies Inc., Curalease Ltd., CuraFlo Technologies (Canada) Inc., CuraFlo of BC Inc. (dba West Coast Pipe Restoration Ltd.), CuraFlo Technologies (USA) Inc., and CuraFlo of the Silicon Valley, Inc. (collectively referred to as the "CuraFlo Companies"). The acquired assets include a line of business acquired by the CuraFlo Companies from Xpert Mechanical and J.K. Lillie Ltd. (the "Affiliate") just prior to the transaction with Cohesant. The financial statements presented below include consolidated results of the CuraFlo Companies combined with the results of the Affiliate.

     The Company hereby amends its August 12, 2005 Current Report on Form 8-K to include the items required by item 9.01 (a) and (b) of Form 8-K.

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ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     Financial Statements of 4279 Investments Ltd. and Affiliate

          o Audited Combined Financial Statements as of November 30, 2004 and Statements of Income and Retained Earnings and Cash Flows for the years ended November 30, 2004 and 2003.

          o Unaudited Combined Balance Sheet as of May 31, 2005, and Statement of Operations and Cash Flows for the six months ended May 31, 2005 and 2004.


     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended November 30, 2004 and the six month period ended May 31, 2005.

     (c)  Exhibits.

Exhibit       Description

23.1          Consent of Independent Auditors
99.1 4279 Investments Ltd. and Affiliate Audited Combined Financial Statements for the years ended November 30, 2004 and 2003.
99.2 4279 Investments Ltd. and Affiliate Unaudited Combined Balance Sheet as of May 31, 2005, and Statement of Operations and Cash Flows for the six months ended May 31, 2005 and 2004.
99.3 Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended November 30, 2004 and the six months ended May 31, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COHESANT TECHNOLOGIES INC.
                                             --------------------------
                                                    (Registrant)


Dated:  October 31, 2005                     By:   /s/ Robert W. Pawlak
                                                   -----------------------------
                                                   Robert W. Pawlak,
                                                   Chief Financial Officer